Exhibit 99.1

NYSE Amex Equities Exchange Symbol - UEC

Uranium Energy Corp Closes Acquisition of Cue Resources Ltd

Corpus Christi, TX - March 30, 2012 -- Uranium Energy Corp ("UEC" or the "Company") (NYSE-AMEX: UEC) and CUE Resources Ltd. ("CUE") (TSX-V: CUE) are pleased to announce that UEC's acquisition of CUE by way of a plan of arrangement (the "Transaction") has closed, effective at 12:01 am on March 30, 2012. Following the completion of the Transaction, CUE is now a wholly-owned subsidiary of UEC. In connection with the Transaction, UEC will issue 2,345,926 UEC common shares to former CUE shareholders as well as 171,303 UEC shares to settle certain debts of CUE. CUE, through its wholly-owned subsidiary, held an undivided 100% legal and beneficial interest in and to certain concession contracts covering a 230,650-hectare uranium exploration property located in southeastern Paraguay known as the Yuty ISR Project. See the Company's news release dated January 23, 2012 for additional information on the now completed plan of arrangement.

President and CEO Amir Adnani stated, "Given the proximity of the Yuty project to our Coronel Oviedo property, this transaction enables clear operational synergies and allows us to consider implementing the hub-and-spoke production strategy we have successfully deployed in South Texas. We believe that Paraguay is host to a highly prospective, large-scale ISR-amenable uranium district with mineralization that is very similar to that of South Texas. In addition, consistent with other recent UEC project acquisitions, we have acquired an asset with an extensive defined resource at an attractive price.  Given the 11-million pound total resource at Yuty, the Company now has both an exploration and development focus in this business-oriented, stable country. We're excited about the opportunities that lie ahead."

Dundee Securities Ltd. acted as financial advisor to UEC in connection with the Transaction.

The Yuty ISR Project

The Yuty ISR Project covers 230,650 hectares and is located approximately 200 kilometers east and southeast of Asunción, the capital of Paraguay. It is located within the Paraná Basin, which is host to a number of known uranium deposits, including Figueira and Amorinópolis in Brazil. Preliminary studies indicate amenability to extraction by in situ recovery (ISR) methods, which is the same process currently used by UEC at its South Texas operations. CUE has spent over CAD$16 million developing Yuty since 2006.

Between 2007 and 2010, CUE completed 256 drill holes totaling 31,000 meters of core and rotary drilling and acquired a 100% interest in the Yuty Project. The current resource for the Yuty Project was finalized in a technical report prepared for CUE titled "Updated Technical Report on the Yuty Uranium Project, Republic of Paraguay" dated August 24, 2011 (the "Yuty Technical Report"). The Yuty Technical Report shows an average grade and resource at the Yuty Project as follows:

Measured Resource 2.054M tonnes @ 0.062 % eU3O8 containing 2.801M lbs eU3O8
Indicated Resource 5.783M tonnes @ 0.048 % eU3O8 containing 6.113M lbs eU3O8
Inferred Resource 2.139M tonnes @ 0.047 % eU3O8 containing 2.226M lbs eU3O8

The technical information in this news release was prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and is extracted from the Yuty Technical Report, which is filed on CUE's SEDAR profile and is available for viewing at www.sedar.com. The technical information in this news release and the Yuty Technical Report have been reviewed by Clyde L. Yancey, P.G., Vice President of Exploration for UEC, being a qualified person as defined by NI 43-101. To the best of UEC's knowledge, information, and belief, there is no new material scientific or technical information that would make the disclosure of the mineral resources contained in this news release inaccurate or misleading.

About Uranium Energy Corp.:

Uranium Energy Corp. is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine.  UEC's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the initial stages of mine construction.  UEC's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining. For detailed information visit UEC's web site at www.uraniumenergy.com.

For further information please contact:

Investor Relations, Uranium Energy Corp: Toll Free: (866) 748-1030 Fax: (361) 888-5041 E-mail: info@uraniumenergy.com

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to in this news release are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.